UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

BNY Mellon Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	07/31
Date of reporting period:	01/31/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Japan Womenomics Fund

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Japan Womenomics Fund

SEMIANNUAL REPORT January 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Japan Womenomics Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Japan Womenomics Fund, covering the six-month period from August 1, 2019 through January 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well in the second half of 2019 despite intermittent concerns about trade tensions with China and flagging global economic growth. Markets rose in July 2019, as the pace of the U.S. economy remained steady, and a deal with China appeared likely. Apprehensions about slowing global growth surfaced again, however, resulting in bouts of volatility, particularly in August 2019. But accommodative central bank policy and healthy consumer spending caused stocks to rebound in September and October 2019. This rally continued toward the end of the reporting period, supported in part by an announcement from U.S. President Trump of a “Phase 1” trade deal with China. As a result, U.S. equity markets repeatedly reached new highs until late January 2020, when they faltered somewhat on concerns about the spread of the coronavirus.

In fixed-income markets, concerns about trade tensions with China and a slowing global economy helped bolster demand early on, causing the yield curve to flatten in July 2019 and invert briefly in August 2019. The curve steepened again later in the reporting period, as central banks responded to the economic weakness with interest rate cuts and other accommodative policies, thus improving the global outlook. The Federal Reserve reduced rates three times during the period, for a cumulative reduction of 75 basis points. Demand for fixed-income instruments remained generally healthy during the period, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. is positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
February 18, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from August 1, 2019 through January 31, 2020, as provided by Makiko Togari, Miyuki Kashima, Masafumi Oshiden, Kazuya Kurosawa and Yoshihiro Aoyama, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended January 31, 2020, the BNY Mellon Japan Womenomics Fund Class A shares produced a total return of 10.34%, Class C shares produced a total return of 9.84%, Class I shares produced a total return of 10.39% and Class Y shares produced a total return of 10.39%.1 In comparison, the fund’s benchmark, the TOPIX® Total Return Index (the “Index”), achieved a total return of 9.07% for the period.2

Japanese equities gained value over the reporting period amid optimism over trade relations, a more orderly Brexit and improving economic growth. Security selection, particularly within the retail, industrials and communication services sectors, helped bolster the fund’s results compared with the Index.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies listed or principally traded on a recognized stock exchange in Japan that, in the view of the fund's sub-adviser, benefit from the "Womenomics" initiative in Japan. This initiative seeks to enhance economic growth through the general economic empowerment of women and includes efforts to ease barriers to female employment outside the home, promote women to leadership positions and close the gender pay gap. The fund invests principally in common stocks, but its equity investments also may include preferred stocks and convertible securities, and it may include investment in the stock of companies with any market capitalization.

The fund's sub-adviser uses an investment process that combines fundamental analysis and security valuation within the Womenomics growth theme. Security selection reflects a growth-at-reasonable-price (GARP) style. Through fundamental, bottom-up research with a mid- to long-term view, the fund's sub-adviser seeks to identify companies with investment attributes such as growth potential, the ability to deliver long-term earnings above market expectations and attractive valuations. The fund's sub-adviser selects for investment those Japanese companies it determines will benefit from the Womenomics initiative, such as companies that (i) actively employ and promote women to leadership positions and help close the gender pay gap or have determined to adopt such a strategy going forward, (ii) offer products or services designed for women, or (iii) benefit directly or indirectly from the economic empowerment of women. By selecting such companies for investment by the fund, the fund's sub-adviser seeks investment opportunities that take advantage of societal and demographic changes in Japan and that the sub-adviser believes should benefit from the resultant growth of female economic power in Japan.

Cyclical-Recovery Expectations and Trade Developments Support Markets

Equity markets were affected by an array of geopolitical developments in 2019, ranging from civil protests in Hong Kong and attacks on Saudi Arabia’s oil infrastructure, to an impeachment inquiry against the U.S. president and the Brexit saga in the U.K. However, greater certainty as to the timing, and the ultimate nature, of Brexit was eventually reached,

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

as Boris Johnson’s government negotiated a revised withdrawal agreement, and then gained a meaningful parliamentary majority following the December 2019 general election. Continuing trade tensions between the U.S. and China remained a key influencer of investor sentiment for much of the period. Alternating signs of progress and deterioration in the trade dispute occurred, although the year concluded with President Trump indicating that he would sign the first phase of a deal.

Central banks worked during the period to support economic growth. The U.S. Federal Reserve (the “Fed”) cut interest rates in September and October 2019 to support weak inflation and flagging growth. In December 2019, the Japanese Government announced a stimulus package worth 26 trillion yen to help support the post-Olympics economy, along with typhoon and Q4 2019 consumption-tax increase relief. Despite a temporary pullback in equity valuations during the month of January, due to concerns over the Coronavirus outbreak, supportive central bank policies worked in tandem with an easing of geopolitical tensions to create positive returns in most markets over the six-month period.

Several important, long-term Japanese economic trends remain intact. First, after 20 years of stagnation and deflation, Prime Minister Abe’s policies appear to have stoked improvement in the Japanese economy. The Prime Minister’s plan, known as Abenomics, began in 2012. Since the plan began, Japan’s nominal gross domestic product (GDP) has recovered to levels last seen in 1997. An increase in the country’s consumption tax and a typhoon that struck Tokyo in October 2019 hampered economic activity during the period. Despite the soft fourth quarter 2019 GDP growth, year-over-year growth remains intact, and the country continues to progress towards its 600 trillion yen GDP target. Another focus of Abenomics has been to encourage women to enter and remain in the workforce, further supporting the country’s economic growth rate. Japan’s rate of female employment growth has steadily increased since 2012.

Stock Selection Bolsters Fund Results

Stock selection was a main driver of outperformance. I.K Co., a company which sells products through television commercials, shopping programs and catalogs, was among the top individual contributors. The company set new records for monthly sales during the period. Nichias, which produces a variety of component parts across multiple industrially- oriented industries, also provided a tailwind to results. A pickup in the semiconductor and semiconductor equipment industry during the six months helped stimulate demand for its semiconductor-related products. A position in LINE also benefited returns, as the stock price rose significantly after the announcement in November that it would be merged with Z Holdings. Lastly, positioning within the construction industry contributed to relative results. Many companies benefited from the announcement of the 26 trillion stimulus package. Demand for construction has also been increased, as the country repairs damage from the recent typhoon and prepares for the Olympics.

Conversely, several sector allocation and stock selection decisions weighed on relative results. An underweight to electric appliance, pharmaceutical and precision instrument manufacturers was a leading detractor from performance. On an individual stock basis, a position in processed meat product, sauce and seasoning manufacturer S Foods provided a headwind. The company’s stock price came under pressure during the period after it experienced problems in its factory. Kitanotatsujin is a retailer that sells various anti-aging products and healthy foods. The company performed well during the period but detracted on a relative basis after it was exited during the period. Mitsubishi Heavy Industries was also among the top negative contributors. The stock price fell after investors were unnerved by news that its commercial aircraft business was expected to miss a development deadline.

Positioned for Female Empowerment

We believe that Japanese society is evolving. At the beginning of the reporting period, the number of women employed in Japan reached a new high of 30 million. While the number of women in the Japanese workforce has increased, many are part-time workers, and the number of women in managerial posts is significantly below that in the rest of the developed world. The gender wage gap is severe. As the quality of female employment continues to improve, we expect that the wage gap will shrink. According to the World Economic Forum Global Gender Gap Report, which was released in December 2019, Japan improved year-over-year in the category of “economic participation and opportunity.” However, the country backslid in the category of “political empowerment.” We envision that over the long term, the empowerment of women will lead to increases in production and consumer spending, bolstering the country’s growth rates and economic health. We foresee that companies that take part in this trend will benefit from long-term increases in value. As the Womenomics program increases its footprint, we expect additional companies to adopt these practices, increasing our investable universe across a wide range of sectors and companies. We may use instances of market volatility and resulting reductions in price to add opportunistically to appropriate companies in the portfolio.

The portfolio is currently overweight in the retail, services and construction spaces. We anticipate this will remain the case over the medium term, as we believe there is opportunity in these growth areas. The retail and services industries tend to be female-focused. They hire and promote women and make many products for the female consumer. Construction has historically been an industry that does not hire or promote women. We believe this industry will have one of the largest rates of change in the employment and promotion of women, resulting in attractive opportunities for investment.

February 18, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 1, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Morningstar — The TOPIX® Total Return Index is a market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the First Section of the Tokyo Stock Exchange. Investors cannot invest directly in any index. The fund is not managed to a benchmark index, nor will the fund's portfolio have the same characteristics as its designated broad-based securities market index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Japan Womenomics Fund from August 1, 2019 to January 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended January 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.61	$10.55	$5.29	$5.29
Ending value (after expenses)	$1,103.40	$1,098.40	$1,103.90	$1,103.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended January 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.34	$10.13	$5.08	$5.08
Ending value (after expenses)	$1,018.85	$1,015.08	$1,020.11	$1,020.11

†Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class C, 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

January 31, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.4%
Japan - 96.4%
Aeon Delight	2,100		72,020
Anest Iwata	6,600		59,862
Arata	1,500		61,960
Chubu Electric Power	3,900		52,990
Dai-ichi Life Holdings	1,900		28,105
Daikin Industries	600		84,434
Dentsu Group	1,300		43,057
DIC	1,200		31,444
Disco	200		46,294
DKS	1,000		44,391
EM Systems	4,000		33,224
H.I.S	2,200		50,590
Hitachi	1,900		72,556
Hoosiers Holdings	7,000		44,108
I.K	6,300		65,150
Isuzu Motors	4,400		43,052
Japan Hospice Holdings	1,100	[a]	27,654
JINS Holdings	500		35,178
Kitanotatsujin	9,100		51,458
Kyowa Exeo	2,400		59,948
Lawson	900		51,867
LINE	900	[a]	44,514
Lixil Viva	600		12,269
Mitsubishi Heavy Industries	1,600		58,005
Mitsubishi UFJ Financial Group	8,800		45,020
NICHIAS	2,700		64,259
Nichirei	1,100		26,501
Nidec	600		75,955
Nippon Gas	2,100		66,251
Nippon Telegraph & Telephone	3,000		76,382
NTT Docomo	1,400		40,068
ORIX	3,500		59,153
Penta-Ocean Construction	13,200		77,943
Recruit Holdings	1,500		58,665
Rohm	500		36,020
Ryohin Keikaku	2,000		33,446
S Foods	2,000		48,144
Sanrio	1,600		31,650
Santen Pharmaceutical	4,000		74,797
SCSK	800		42,900
Shimizu	6,400		65,451

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 96.4% (continued)
Japan - 96.4% (continued)
Sohgo Security Services		700		36,434
Subaru		1,800		44,887
Sumitomo Mitsui Financial Group		1,500		52,565
The 77 Bank		1,200		18,027
Tokyo Ohka Kogyo		1,500		62,673
Tokyu		3,400		59,847
Total Common Stocks (cost $2,347,913)				2,371,168
	1-Day Yield (%)
Investment Companies - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $31,167)	1.56	31,167	[b]	31,167
Total Investments (cost $2,379,080)		97.7%		2,402,335
Cash and Receivables (Net)		2.3%		57,171
Net Assets		100.0%		2,459,506

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	22.2
Retailing	9.7
Commercial & Professional Services	6.8
Materials	5.6
Utilities	4.9
Telecommunication Services	4.7
Banks	4.7
Automobiles & Components	3.6
Media & Entertainment	3.6
Semiconductors & Semiconductor Equipment	3.4
Pharmaceuticals Biotechnology & Life Sciences	3.0
Food, Beverage & Tobacco	3.0
Technology Hardware & Equipment	3.0
Health Care Equipment & Services	2.5
Transportation	2.4
Diversified Financials	2.4
Food & Staples Retailing	2.1
Household & Personal Products	2.1
Consumer Services	2.1
Consumer Durables & Apparel	1.8
Software & Services	1.7
Investment Companies	1.3
Insurance	1.1
97.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 7/31/19 ($)	Purchases ($)	Sales ($)	Value 1/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	43,580	121,154	133,567	31,167	1.3	560

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	2,347,913	2,371,168
Affiliated issuers	31,167	31,167
Cash		42
Cash denominated in foreign currency	69,238	69,449
Dividends and interest receivable		1,600
Tax reclaim receivable		152
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		16,090
Prepaid expenses		24,970
		2,514,638
Liabilities ($):
Trustees’ fees and expenses payable		42
Other accrued expenses		55,090
		55,132
Net Assets ($)		2,459,506
Composition of Net Assets ($):
Paid-in capital		2,505,203
Total distributable earnings (loss)		(45,697)
Net Assets ($)		2,459,506

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	245,151	244,257	988,373	981,725
Shares Outstanding	20,000	20,000	80,543	80,000
Net Asset Value Per Share ($)	12.26	12.21	12.27	12.27

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $2,560 foreign taxes withheld at source):
Unaffiliated issuers	21,665
Affiliated issuers	560
Interest	42
Total Income	22,267
Expenses:
Management fee—Note 3(a)	9,152
Professional fees	53,817
Registration fees	34,944
Prospectus and shareholders’ reports	12,431
Chief Compliance Officer fees—Note 3(c)	6,638
Custodian fees—Note 3(c)	2,929
Distribution fees—Note 3(b)	905
Shareholder servicing costs—Note 3(c)	674
Trustees’ fees and expenses—Note 3(d)	89
Loan commitment fees—Note 2	30
Miscellaneous	15,076
Total Expenses	136,685
Less—reduction in expenses due to undertaking—Note 3(a)	(122,941)
Net Expenses	13,744
Investment Income—Net	8,523
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(10,996)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	236,061
Net Realized and Unrealized Gain (Loss) on Investments	225,065
Net Increase in Net Assets Resulting from Operations	233,588

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019[a]
Operations ($):
Investment income—net	8,523	20,051
Net realized gain (loss) on investments	(10,996)	(67,239)
Net change in unrealized appreciation (depreciation) on investments	236,061	(212,575)
Net Increase (Decrease) in Net Assets Resulting from Operations	233,588	(259,763)
Distributions ($):
Distributions to shareholders:
Class A	(1,804)	-
Class C	(90)	-
Class I	(9,665)	-
Class Y	(9,600)	-
Total Distributions	(21,159)	-
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	-	252,698
Class C	-	250,000
Class I	-	1,006,552
Class Y	-	1,000,000
Distributions reinvested:
Class I	65	-
Cost of shares redeemed:
Class A	-	(2,475)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	65	2,506,775
Total Increase (Decrease) in Net Assets	212,494	2,247,012
Net Assets ($):
Beginning of Period	2,247,012	-
End of Period	2,459,506	2,247,012
Capital Share Transactions (Shares):
Class A
Shares sold	-	20,227
Shares redeemed	-	(227)
Net Increase (Decrease) in Shares Outstanding	-	20,000
Class C
Shares sold	-	20,000
Net Increase (Decrease) in Shares Outstanding	-	20,000
Class I
Shares sold	-	80,538
Shares issued for distributions reinvested	5	-
Net Increase (Decrease) in Shares Outstanding	5	80,538
Class Y
Shares sold	-	80,000
Net Increase (Decrease) in Shares Outstanding	-	80,000

[a]From September 13, 2018 (commencement of operations) to July 31, 2019.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	January 31, 2020	Year Ended
Class A Shares	(Unaudited)	July 31, 2019[a]
Per Share Data ($):
Net asset value, beginning of period	11.19	12.50
Investment Operations:
Investment income—net[b]	.03	.09
Net realized and unrealized gain (loss) on investments	1.13	(1.40)
Total from Investment Operations	1.16	(1.31)
Distributions:
Dividends from investment income—net	(.09)	-
Net asset value, end of period	12.26	11.19
Total Return (%)[c,d]	10.34	(10.48)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	11.33	14.51
Ratio of net expenses to average net assets[e]	1.25	1.25
Ratio of net investment income to average net assets[e]	.57	.86
Portfolio Turnover Rate[c]	7.41	18.81
Net Assets, end of period ($ x 1,000)	245	224

a  From September 13, 2018 (commencement of operations) to July 31, 2019.

b Based on average shares outstanding.

c  Not annualized.

d  Exclusive of sales charge.

e Annualized.

See notes to financial statements.

	Six Months Ended
	January 31, 2020	Year Ended
Class C Shares	(Unaudited)	July 31, 2019[a]
Per Share Data ($):
Net asset value, beginning of period	11.12	12.50
Investment Operations:
Investment income (loss)—net[b]	(.01)	.01
Net realized and unrealized gain (loss) on investments	1.10	(1.39)
Total from Investment Operations	1.09	(1.38)
Distributions:
Dividends from investment income—net	(.00)[c]	-
Net asset value, end of period	12.21	11.12
Total Return (%)[d,e]	9.84	(11.04)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	12.08	15.26
Ratio of net expenses to average net assets[f]	2.00	2.00
Ratio of net investment income (loss) to average net assets[f]	(.18)	.12
Portfolio Turnover Rate[d]	7.41	18.81
Net Assets, end of period ($ x 1,000)	244	222

a  From September 13, 2018 (commencement of operations) to July 31, 2019.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e  Exclusive of sales charge.

f Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	January 31, 2020	Year Ended
Class I Shares	(Unaudited)	July 31, 2019[a]
Per Share Data ($):
Net asset value, beginning of period	11.22	12.50
Investment Operations:
Investment income—net[b]	.05	.11
Net realized and unrealized gain (loss) on investments	1.12	(1.39)
Total from Investment Operations	1.17	(1.28)
Distributions:
Dividends from investment income—net	(.12)	-
Net asset value, end of period	12.27	11.22
Total Return (%)[c]	10.39	(10.24)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	11.08	14.26
Ratio of net expenses to average net assets[d]	1.00	1.00
Ratio of net investment income to average net assets[d]	.82	1.11
Portfolio Turnover Rate[c]	7.41	18.81
Net Assets, end of period ($ x 1,000)	988	903

a  From September 13, 2018 (commencement of operations) to July 31, 2019.

b Based on average shares outstanding.

c  Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	January 31, 2020	Year Ended
Class Y Shares	(Unaudited)	July 31, 2019[a]
Per Share Data ($):
Net asset value, beginning of period	11.22	12.50
Investment Operations:
Investment income—net[b]	.05	.11
Net realized and unrealized gain (loss) on investments	1.12	(1.39)
Total from Investment Operations	1.17	(1.28)
Distributions:
Dividends from investment income—net	(.12)	-
Net asset value, end of period	12.27	11.22
Total Return (%)[c]	10.39	(10.24)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	11.07	14.25
Ratio of net expenses to average net assets[d]	1.00	1.00
Ratio of net investment income to average net assets[d]	.82	1.11
Portfolio Turnover Rate[c]	7.41	18.81
Net Assets, end of period ($ x 1,000)	982	897

a  From September 13, 2018 (commencement of operations) to July 31, 2019.

b Based on average shares outstanding.

c  Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Japan Womenomics Fund (the “fund”) is a separate non-diversified series of BNY Mellon Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term capital growth. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Asset Management Japan Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of January 31, 2020, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class A, Class C and Class Y shares and 80,000 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative

U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of January 31, 2020 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	-	2,371,168††	-	2,371,168
Investment Companies	31,167	-	-	31,167

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of January 31, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in Japan. Because the fund’s investments are concentrated in Japan, the fund’s performance is expected to be closely tied to social, political and economic conditions within the country and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended January 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended January 31, 2020, the fund did not incur any interest or penalties.

The tax year ended July 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $51,204 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2019. The fund has short-term capital losses which can be carried forward for an unlimited period.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended January 31, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from August 1, 2019 through December 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

expenses) exceed 1.00% of the value of the fund’s average daily net assets. On or after December 1, 2020, the Adviser, may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $122,941 during the period ended January 31, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended January 31, 2020, Class C shares were charged $905 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service

Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2020, Class A and Class C shares were charged $304 and $302, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended January 31, 2020, the fund was charged $66 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended January 31, 2020, the fund was charged $2,929 pursuant to the custody agreement.

During the period ended January 31, 2020, the fund was charged $6,638 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $1,608, Distribution Plan fees of $159, Shareholder Services Plan fees of $107, custodian fees of $1,500, Chief Compliance Officer fees of $1,110 and transfer agency fees of $21, which are offset against an expense reimbursement currently in effect in the amount of $20,595.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended January 31, 2020, amounted to $171,858 and $194,991, respectively.

At January 31, 2020, accumulated net unrealized appreciation on investments was $23,255, consisting of $216,492 gross unrealized appreciation and $193,237 gross unrealized depreciation.

At January 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

The post year-end coronavirus outbreak is impacting the global economy and the market environment. The final impact of the coronavirus outbreak on the investments of the Company is hard to predict. Therefore, the valuation of the investments in the financial statements do not include any impacts related to this event. Considering post year-end market conditions however, the carrying values retained for the investments in the financial statements may differ significantly from the current values of the investments.

NOTES

NOTES

NOTES

For More Information

BNY Mellon Japan Womenomics Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

BNY Mellon Asset Management Japan Limited
(BNYMAM Japan)
Marunouchi Trust Tower Main
1-8-3 Marunouchi, Chiyoda-ku
Tokyo 100-0005, Japan

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DJWAX Class C: DJWCX Class I: DJWIX Class Y: DJWYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 4127SA0120

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Opportunity Funds

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      March 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      March 23, 2020

By:         /s/ James Windels

               James Windels

               Treasurer (Principal Financial Officer)

Date:      March 23, 2020

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)